THE CHINA-U.S. GROWTH FUND

  SUPPLEMENT DATED NOVEMBER 22, 2004 TO THE PROSPECTUS DATED DECEMBER 23, 2003

This supplement amends the Prospectus, as described below, and is in addition to any existing prospectus supplement for The China-U.S. Growth Fund (the "Fund").

1. Effective November 22, 2004, State Street Bank and Trust Company ("State Street") is the Fund's transfer agent. All references to Alger Shareholder Services, Inc. as the Fund's transfer agent are replaced with State Street. Transfer agent services will be provided by State Street's affiliate, Boston Financial Data Services, Inc. ("BFDS"), and all instructions or forms that were to be sent to Alger Shareholder Services, Inc. shall be sent to BFDS at the following address:

                           The China-U.S. Growth Fund
                                  P.O. Box 8480
                        Boston, Massachusetts 02266-8480

2. The triple asterisk footnote under the table captioned "Fees and Expenses" on page 4 is deleted and replaced with the following:

         *** The Manager has contractually agreed to waive its fee and/or reimburse Fund expenses through February 28, 2005 to the extent necessary to limit the annual operating expenses of the Fund to 2.40% of the Fund's average annual net assets (excluding interest, taxes, brokerage and extraordinary expenses).

3. The first sentence under the caption "Exchanges" on page 13 is deleted and replaced with the following:

         You can exchange shares of the Fund for shares of Alger Money Market Fund of The Alger Funds, another fund advised by the Manager. Shares of Alger Money Market Fund acquired by exchange of shares of the Fund will include a Class J share class designation SOLELY FOR OPERATIONAL REASONS to enable the Transfer Agent to properly track exchanges into and out of Alger Money Market Fund from the Fund.





PSP SUPP 11-22-04 TA CHINA

                           THE CHINA-U.S. GROWTH FUND

        SUPPLEMENT DATED NOVEMBER 22, 2004 TO THE STATEMENT OF ADDITIONAL
                      INFORMATION DATED DECEMBER 23, 2003


This supplement amends the Statement of Additional Information ("SAI"), as described below, and is in addition to any existing SAI supplement for The China-U.S. Growth Fund (the "Fund").

1. Effective November 22, 2004, State Street Bank and Trust Company ("State Street") is the Fund's transfer agent. All references to Alger Shareholder Services, Inc. as the Fund's transfer agent are replaced with State Street. Transfer agent services will be provided by State Street's affiliate, Boston Financial Data Services, Inc. ("BFDS"), and all instructions or forms that were to be sent to Alger Shareholder Services, Inc. shall be sent to BFDS at the following address:

                           The China-U.S. Growth Fund
                                  P.O. Box 8480
                        Boston, Massachusetts 02266-8480


2. The first sentence under the caption "TelePurchase Privilege" on page 11 is deleted and replaced with the following: "The price the shareholder will receive will be the price next computed after the Transfer Agent receives the TelePurchase request from the shareholder to purchase shares."

3. The biography of Dorothy G. Sanders, Secretary of the Fund, as set forth on page 14 under the caption "Management - Trustees and Officers of the Fund," is deleted. Frederick A. Blum, Treasurer of the Fund, continues as Assistant Secretary of the Fund.







SAI SUPP 11-22-04 CHINA